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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


      Date of Report (Date of earliest event reported): September 10, 2007


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                   52-1518642
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

            On September 10, 2007, Provident Bankshares Corporation issued a press release announcing the completion of the sale of the deposits and facilities of six Provident Bank branch offices to the banking subsidiaries of Union Bankshares Corporation. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

              Exhibit 99.1      Press Release Dated September 10, 2007







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PROVIDENT BANKSHARES CORPORATION



                                         /s/ Robert L. Davis
                                         ---------------------------------------
                                         Robert L. Davis
                                         General Counsel and Corporate Secretary

Date: September 10, 2007




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